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                                                                   EXHIBIT 10.7

                         ACCESS RADIOLOGY CORPORATION

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of January 20, 1999 by and between ACCESS RADIOLOGY CORPORATION, a Delaware corporation (the "Company"), and each of the persons and entities listed on Exhibit A (individually, an "Investor" and collectively, the "Investors").

     The parties agree as follows:

1.   Purchase And Sale Of Stock

     1.1. Sale and Issuance of Securities.

          (a) The Company will adopt and file with the Secretary of State of the State of Delaware on or before the Initial Closing (as defined in Section 1.2(a)) an Amendment to its Certificate of Incorporation in the form attached hereto as Exhibit B (the "Charter Amendment").

          (b) On the terms and subject to the conditions of this Agreement, each Investor will purchase and the Company will sell and issue to each Investor a number of shares of the Company's Series K Preferred Stock, and a warrant (a "Warrant") to purchase a number of shares of Common Stock, in each case determined in accordance with this subsection (b). The aggregate amount of the purchase price to be paid by each Investor is set forth opposite the Investor's name on Exhibit A. The number of shares of Series K Preferred Stock purchased by each Investor shall be determined by dividing such Investor's aggregate purchase price by $1.40. The number of shares of Common Stock issuable upon exercise of the Warrant issued to each Investor shall be determined by multiplying such Investor's aggregate purchase price by a fraction equal to 290/1500 (rounded down to the nearest whole share). The Series K Preferred Stock will have the rights, privileges, and restrictions set forth in the Charter Amendment and the existing Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of the Series K Preferred Stock (the "Series K Designation"). The Warrants will be in the form attached hereto as Exhibit C. The obligations of the Investors under this Agreement are several and not joint.

     1.2. Closing.

          (a) The purchase and sale of the Series K Preferred Stock and Warrants, by the Investors listed on Exhibit A as of the date hereof, will take place at the offices of the Company at 10:00 a.m. on the date hereof or at such other time and place as the Company and the Investors mutually agree, either orally or in writing (which time and place are designated as the "Initial Closing"). In addition, the purchase and sale of Series K Preferred Stock and Warrants by and to the Additional Investors (as defined in Section 1.3) in accordance with
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Section 1.3 will take place at the offices of the Company or at such other place and at such times as the Company and the Additional Investors mutually agree, either orally or in writing (together with the Initial closing, each such time and place is designated as a "Closing").

          (b) At each Closing, the Company will deliver to each Investor a certificate representing the shares of Series K Preferred Stock that such Investor is purchasing at Closing, and a Warrant to purchase the number of shares of Common Stock determined in accordance with Section 1.1(b), against payment of the purchase price therefor by check, wire transfer or as otherwise set forth on Exhibit A.

     1.3. Subsequent Sale of Securities.

     If less than all of the authorized and unissued shares of Series K Preferred Stock are sold at the Initial Closing, then, subject to the terms and conditions of this Agreement, the Company may sell up to the balance of the authorized and unissued Series K Preferred Stock to such persons as the Board of Directors of the Company may determine at the same price per share as the Series K Preferred purchased and sold at the Initial Closing, together with warrants to purchase an amount of Common Stock determined in accordance with Section 1.1(b). Shares of Series K Preferred Stock and warrants so issued may include shares and warrants previously subject to the Securities Purchase Agreement dated as of July 28, 1998 that have not been purchased and paid for pursuant thereto. Any such sale shall be made pursuant to this Agreement upon the same terms and conditions as those contained herein, and the purchasing persons or entities ("Additional Investors") shall become parties to this Agreement, and will be Investors for all purposes hereunder and thereunder.

2.   Representations and Warranties of the Company.

     The Company hereby represents and warrants to each Investor as of the date of this Agreement that, except as set forth on the schedule of exceptions attached as Exhibit D (the "Schedule of Exceptions"):

     2.1. Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on business, properties or financial condition of the Company (a "Material Adverse Effect"). The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as now proposed to be conducted. The Company has all requisite corporate power and authority to execute and deliver the Registration Rights Agreement dated as of July 28, 1998 among the Company and certain holders of its equity Securities (the "Registration Rights Agreement"), to issue and sell the Series K Preferred Stock and the Warrants pursuant to this Agreement and the Common Stock (as defined in Section 2.5) issuable upon conversion or exercise thereof (as the case may be) and

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to carry out the provisions of this Agreement, the Warrants, the Registration
Rights Agreement, the Charter Amendment and the Series K Designation.

     2.2. Authorization. All corporate action on the part of the Company and its officers, directors and stockholders for the authorization, execution and delivery of this Agreement, the Warrants and the Registration Rights Agreement, the performance of all of the obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series K Preferred Stock and the Warrants issued or issuable hereunder and the Common Stock issuable upon conversion or exercise thereof (as the case may be) has been taken or will be taken prior to the Initial Closing. This Agreement, the Warrants and the Registration Rights Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

     2.3. Valid Issuance Of Preferred And Common Stock.   The Series K Preferred
Stock to be purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion or exercise (as the case may be) of the Series K Preferred Stock and the Warrants issued or issuable under this Agreement will have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws.

     2.4. Governmental Consents. No consent, approval, qualification, order or authorization of or filing with any local, state or federal governmental authority is required on the part of the Company for the execution, delivery or performance of this Agreement, the Warrants or the Registration Rights Agreement, and the offer, sale or issuance of the Series K Preferred Stock and the Warrants, except (a) the filing of the Charter Amendment with the Secretary of State of the State of Delaware and (b) such filings as have been made prior to the date of this Agreement, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and such post-closing filings as may be required under applicable state securities laws, all of which will be timely filed within the applicable periods therefor.

     2.5. Capitalization And Voting Rights. The authorized capital of the Company consists on the date of this Agreement of:

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          (a) 35,000,000 shares of common stock, par value $0.01 per share
("Common Stock"), of which 1,059,322 shares are issued and outstanding.

          (b) 15,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"): (1) 716 of which have been designated as Series B Preferred Stock (all of which are issued and outstanding); (2) 450 of which have been designated as Series C Preferred Stock (all of which are issued and outstanding); (3) 345 of which have been designated as Series E Preferred Stock (344.39 of which are issued and outstanding); (4) 1,000 of which have been designated as Series F Preferred Stock (all of which are issued and outstanding); (5) 816 of which have been designated as Series G Preferred Stock (815.87 of which are issued and outstanding); (6) 400 of which have been designated as Series H Preferred Stock (all of which are issued and outstanding); (7) 8,140,000 of which have been designated as Series J Preferred Stock (7,730,909 of which are issued and outstanding); and (8) 3,935,000 will have been designated as Series K Preferred Stock upon filing of the Charter Amendment (1,428,571 of which are issued and outstanding giving effect to the closing under the Securities Purchase Agreement dated July 28, 1998 ).

          (c) The capitalization table attached to the Schedule of Exceptions is accurate.

          (d) The outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

          (e) Except for (1) this Agreement, (2) the conversion privileges of the Preferred Stock, (3) the Investors Rights Agreement dated as of September 30, 1997 among the Company and certain holders of the Company's Series J Preferred Stock, (4) currently outstanding options to purchase 2,316,623 shares of Common Stock granted to employees pursuant to the Company's 1994 Stock Plan (the "Option Plan") and currently outstanding options to purchase 52,898 shares of Common Stock granted to employees outside of the Option Plan, (5) warrants to purchase 1, 147,903 shares of Common Stock (not including the Warrants) granted in connection with private placements of the Company's securities, and (6) warrants to purchase 409,091 shares of Series J Preferred Stock, there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. In addition to the aforementioned options, the company has reserved an additional 420,805 shares of Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. The Company is not a party or subject to any agreement or understanding, and to the Company's knowledge there is no agreement or understanding between any other persons, that affects or relates to the voting or giving of written consents with respect to any security of the Company or the voting by a director of the Company.

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     2.6.  Subsidiaries.  The Company does not own or control, directly or indirectly, any interest in any other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

     2.7. Contracts And Other Commitments. The Company is not bound by any contract, agreement, lease or commitment, written or oral, absolute or contingent, other than (a) contracts for the purchase or license of supplies, software and services that were entered into in the ordinary course of business that do not extend for more than one year from the date hereof, (b) sales contracts entered into the ordinary course of business and (c) contracts terminable at will by the Company on no more than 30 days' notice without cost or liability to the Company. For the purpose of this Section 2.7, employment and consulting contracts, contracts with labor unions, license agreements and any other agreements relating to the acquisition or disposition of Intangibles (as defined in Section 2.18) other than standard end-user license agreements will not be considered to be contracts entered into the ordinary course of business.

     2.8. Related Party Transactions. No employee, officer, consultant, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than for (a) payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) other standard employee benefits made generally available to all employees (including stock option agreements outstanding under the Option Plan). To the Company's knowledge, no officer, director, or employee of the Company or any member of his or her immediate family is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's employment with the Company or ownership of capital stock or other securities of the Company).

     2.9. Registration Rights. Except as provided in (1) the Investors Rights Agreement dated as of September 30, 1997 among the Company and certain holders of the Company's Series J Preferred Stock, and (2) the Registration Rights Agreement, the Company is not under any obligation and has not granted any rights to register under the Securities Act any of its outstanding securities or any of its securities that may subsequently be issued.

     2.10. Clearances, Approvals, Etc. The Company has all the clearances, approvals, franchises, permits, licenses and any similar authority including, without limitation, all approvals and clearances from the U.S. Food and Drug Administration, the absence of which would have a Material Adverse Effect, and the Company believes it can obtain, without undue burden or expense, any similar authority the absence of which would have a Material Adverse Effect with respect to the business of the Company as now proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

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     2.11. Compliance With Other Instruments. The Company is not in violation or default of (a) any provision of its certificate of incorporation or bylaws,
(b) any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or (c) to the best of the Company's knowledge, any judgment, order, writ, decree, statute, rule, regulation or restriction applicable to it including, without limitation, the U.S. Federal Food, Drug and Cosmetic Act, as amended, and regulations promulgated thereunder, which default or violation has had or could reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material franchise, permit, license or similar authority applicable to the Company, its business, operations or any of its material assets or properties.

     2.12. Litigation. There is no action, suit proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Warrants or the Registration Rights Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect or in any change in the current equity ownership of the Company. The Company is not a party to or, to its knowledge, named in or subject to any material order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

     2.13. Disclosure. The Company has provided each Investor with all information reasonably available to it without undue expense that such Investor has requested in writing for deciding whether to purchase the Series K Preferred Stock.

     2.14. Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series K Preferred Stock and the Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take action hereafter that would cause the loss of such exemption.

     2.15. Title To Property And Assets; Leases. Except for (a) liens reflected in the Financial Statements (as defined in Section 2.16), (b) liens for current taxes not yet due or payable, (c) liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen, landlords and the like, (d) liens in respect of pledges or deposits under workers' compensation laws or similar legislation, (e) liens securing money borrowed from a bank or other financial institution, or (f) minor defects in title,

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the Company has good and marketable title to its property and assets free and clear of all material mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and, to the Company's knowledge, hold a valid leasehold interest free of any mortgages, liens, claims or encumbrances, subject to clauses (a)-(f) above.

     2.16. Financial Statements. The Company has delivered to each Investor its audited financial statements (balance sheet and profit and loss statement, statement of stockholder's equity and statement of cash flows including notes thereto) at December 31, 1997 and for the fiscal year then ended and its unaudited financial statements (balance sheet and profit and loss statement and statement of cash flows) at November 30, 1998 and for the eleven months then ended ( the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements omit notes thereto required by generally accepted accounting principles and the unaudited statement of cash flows is not in a format consistent with generally accepted accounting principles. The Financial Statements fairly represent the financial condition and operating results of the Company as of the dates and for the periods indicated therein (subject in the case of unaudited financial statements to normal year end adjustments). Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to November 30, 1998 and (b) obligations under contracts and commitments not required under generally accepted accounting principles to be reflected in the Financial Statements that in both cases, individually or in the aggregate, are not material to the business, properties or financial condition of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person or entity. The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.17. Changes.  Since November 30, 1998 there has not been:

           (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had a Material Adverse Effect;

           (b) any damage, destruction or loss, whether or not covered by insurance, that could reasonably be expected to have a Material Adverse Effect;

           (c) any waiver Of Compromise by the Company of a valuable right or a material debt owed to it, other than in the ordinary course of business;

           (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except to the extent such satisfaction or discharge will not have a Material Adverse Effect;

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           (e) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

           (f) any material change in any compensation arrangement or agreement with any officer, consultant, director or stockholder of the Company or any of its Subsidiaries;

           (g) any sale, assignment or transfer of any material Intangibles of the Company or any of its Subsidiaries, other than in the ordinary course of business;

           (h) any resignation or termination of employment of any key employee or key consultant of the Company or any of its Subsidiaries;

           (i) any mortgage, lien, claim encumbrance, pledge or security interest created by the Company with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens securing debt for money borrowed to a bank or other financial institution;

           (j) any declaration, setting aside or payment of any dividend or other distribution of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

           (k) to the Company's knowledge, any other event or condition of any character that could reasonably be expected to have a Material Adverse Effect; or

           (l) any agreement or commitment by the Company or any of its Subsidiaries to do any of the things described in this Section 2.17.

     2.18. Intangibles. To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes (collectively, "Intangibles") necessary for its business as now conducted and as now proposed to be conducted without any conflict with or infringement of the rights of others. Except for end-user license agreements, confidentiality agreements, and licenses set forth in Section 2.18 of the Schedule of Exceptions (the "Material Licenses"), there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or party to any options, licenses or agreements of any kind with respect to the Intangibles of any other person or entity. To the Company's knowledge, each Material License is valid and in full force and effect, and is enforceable by the Company in accordance with its terms. To the Company's knowledge, no person or entity has materially violated or breached, or declared or committed any default under, any Material License. To the Company's knowledge, no event has occurred, and no circumstance or condition exists, that could reasonably be expected to (with or without notice or lapse of time) (a) result in a material violation or breach of any of the provisions of any Material

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License, (b) give any person or entity the right to declare a default or exercise any remedy under any Material License, (c) give any person or entity the right to accelerate the maturity or performance of any Material License or
(d) give any person or entity the right to cancel, terminate or modify any Material License. Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated or breached any provision of a Material License or misappropriated or by conducting its business as proposed would misappropriate any of the Intangibles of any other person or entity.

     2.19. Employees; Employee Compensation. To the Company's knowledge, there is no strike, labor dispute or union or union organization activities pending or threatened between the Company and any of its employees. None of the employees of the Company belongs to any union or collective bargaining unit. To the Company's knowledge, the Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use by the employee of his or her best efforts with respect to such business. Neither the execution nor delivery of this Agreement or the Registration Rights Agreement nor the carrying on of business of the Company nor the conduct of such business as proposed will, to the Company's knowledge, conflict with or result in a breach of terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan (other than the Option Plan), profit sharing plan, retirement agreement or other employee compensation agreement. The Company is not aware that any officer or key employee or consultant, or that any group of key employees or consultants, of the Company intends to terminate their employment or service with the Company, nor does the Company have a present intention to terminate the employment or service of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each employee of the Company or any of its Subsidiaries is terminable at the will of the employer.

     2.20. Tax Returns, Payments, And Elections. The Company has timely filed all material tax returns and reports (federal, foreign, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all material taxes and other assessments due, except those contested in good faith. The provision for taxes as shown in the Financial Statements is adequate for taxes due or accrued as of the dates thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a Material Adverse Effect. The Company has not had any tax

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deficiency proposed or assessed against it and has not has executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the income tax returns of the Company and none of its state income or franchise tax or sales or use of tax returns has ever been audited by governmental authorities. Since the end of the Company's last fiscal year, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations.

     2.21. Environmental And Safety Laws. To the Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, which violation has had or could reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, no material expenditures are or will be required in order to comply with any such statute, law, or regulation.

3.   Representations and Warranties of the Investors.

     Each Investor hereby represents and warrants to the Company that:

     3.1. Authorization. Such Investor has full power and authority to enter into this Agreement and the Registration Rights Agreement, and this Agreement and the Registration Rights Agreement, when executed and delivered, will constitute valid and legally binding obligations of such Investor.

     3.2. Purchase Entirely For Own Account. The Series K Preferred Stock and Warrant to be purchased by such Investor and the Common Stock issuable upon conversion or exercise thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or to any third party with respect to any of the Securities.

     3.3. Reliance Upon Investors' Representations. Such Investor understands that the Series K Preferred Stock and the Warrants are not, and any Common Stock acquired on conversion or exercise thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. Such Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring shares of the Series K Preferred Stock or Warrants for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Investor has no such intention.

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     3.4. Receipt Of Information.  Such Investor believes it has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Series K Preferred Stock and Warrants. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series K Preferred Stock and Warrants and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of the Investors to rely thereon.

     3.5. Investment Experience. Such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Series K Preferred Stock and Warrants. If other than an individual, such Investor has not been organized for the purpose of acquiring the Series K Preferred Stock and warrants.

     3.6. Accredited Investor. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

     3.7. Restricted Securities. Such Investor understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act or exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities, the Securities must be held indefinitely. In particular, such Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

4.   Conditions Of Investors' Obligations At Closing

     The obligations of each Investor under Section 1.1(b) of this agreement are subject to the fulfillment on or before the Closing of such Investor's purchase of each of the following conditions, the waiver of which will not be effective against any Investor who does not consent in writing thereto:

     4.1. Representations And Warranties. The representations and warranties of the Company contained in Section 2 will be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     4.2. Performance. The Company will have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

     4.3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series K Preferred Stock and Warrants pursuant to this Agreement will be duly obtained and effective as of such Closing, except for the filing of a Form D pursuant to Regulation D promulgated under the Securities Act and the filing of any required state securities or blue sky filings.

     4.4. Proceedings And Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to Cooley Godward LLP, which will have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

     4.5. Registration Rights Agreement. The Company and each Investor that is not a party to the Registration Rights Agreement prior to such Closing will have executed counterpart signature pages to the Registration Rights Agreement.

     4.6. Officer's Certificate. The President of the Company will have delivered to each Investor purchasing on the date hereof a certificate, dated as of the Initial Closing, to the effect that the conditions specified in Sections 4.1, 4.2, and 4.3 have been with respect to the Closing.

     4.7. Good Standing Certificates. The Company will have delivered to Cooley Godward LLP good standing certificates, dated as of the Closing, from each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires qualifications as a foreign corporation and where the failure to so qualify would have a Material Adverse Effect.

5.   Conditions Of The Company's Obligations At Closing

     The obligations of the Company to each Investor under Section 1 -1 (b) of this Agreement are subject to the fulfillment on or before the Closing of such Investor's purchase of each of the following conditions by that Investor:

     5.1. Representations And Warranties. The representations and warranties of each Investor contained in Section 3 will be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     5.2. Performance. The Investors will have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

     5.3. Qualifications. All authorizations, approvals or permits, if any, of governmental authority or regulatory body of the United States or any state that are required in connection with the lawful issuance and sale of the Series K Preferred Stock and Warrants pursuant to this Agreement will be duly obtained and effective as of such Closing.

     5.4. Proceeding And Documents. All corporate and other proceedings in connection with the transactions completed at such Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company, which will have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

     5.5. Registration Rights Agreement. Each Investor that is not a party to the Registration Rights Agreement prior to such Closing will have executed counterpart signature pages to the Registration Rights Agreement.

6.   Miscellaneous.

     6.1. Governing Law. This Agreement will be governed by and under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     6.2. Survival. The representations, warranties, covenants and agreements made herein will survive any investigation made by any Investor and for two years after the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate delivered by or on behalf of the Company pursuant hereto at the Initial Closing in connection with the transactions contemplated hereby will be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     6.3. Successors And Assigns. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of and be binding upon, the successors, assigns, heirs executors and administrators of the parties hereto.

     6.4. Severability. In case any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     6.5  Amendment And Waiver.

          (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least 66 2/3% of the Series K Preferred Stock sold hereunder.

          (b) Except as otherwise expressly provided, (1) the obligations of the Company and the rights of the Investors under this Agreement may be waived by any Investor only in writing and for all Investors only with the written consent of the holders of at least 66 2/3% of the Series K Preferred Stock sold hereunder, and (2) the obligations of the Investors and the rights of the Company under this Agreement may be waived only with written consent of the Company.

     6.6. Delays Or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach, default or noncompliance of any other party under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such Investor's part of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to the parties hereto, will be cumulative and not alternative.

     6.7. Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (1) upon personal delivery to the party to be notified, (2) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (3) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (4) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by 10 days' advance written notice to the other parties hereto.

     6.8. Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement including, without limitation, reasonable fees and expenses of attorneys and accountants, which will include, without limitation, all fees, costs and expenses of appeals.

     6.9. Titles And Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

     6.11. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party will be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

     6.12. Finder's fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company will indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     6.13. Expenses. Irrespective of whether the Initial Closing is Effected, the Company will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Initial Closing is effected, the Company will reimburse the reasonable fees and expenses of Cooley Godward LLP upon receipt of a reasonably detailed bill therefor.

The parties have executed this Agreement as of the date first above written.

                              ACCESS RADIOLOGY CORPORATION

                              by: ___________________________
                              Name:
                              Title:

                              Address:
                              25 Hartwell Avenue
                              Lexington, MA 02421


                              BEDROCK CAPITAL PARTNERS I, L.P.

                              by: BEDROCK GENERAL PARTNER I, LLC

                              by: ___________________________
                              Title: Managing Member

                              Address:



                              VBW EMPLOYEE BEDROCK FUND, L.P.

                              by: BEDROCK GENERAL PARTNER I, LLC

                              by: ___________________________
                              Title: Managing Member

                              Address:



                              CREDIT SUISSE FIRST BOSTON BEDROCK
                              FUND, L.P.

                              by: BEDROCK GENERAL PARTNER I, LLC
                              Attorney in Fact

                              by: ___________________________
                              Title: Managing Member

                              Address:

                              PACIFIC VENTURE GROUP, L.P.

                              by: PVG Equity Partners, L.L.C., General Partner

                              by:__________________________
                              Name:
                              Title:

                              Address:


                              PVG ASSOCIATES, L.P.

                              by: PVG Equity Partners, L.L.C., General Partner

                              by:__________________________
                              Name:
                              Title:

                              Address:


                              DELPHI VENTURES III, L.P.

                              by: Delphi Management Partners III,
                              L.L.C., General Partner

                              by:__________________________
                              Name:
                              Managing Member

                              Address:


                              DELPHI BIOINVESTMENTS III, L.P.

                              by: Delphi Management Partners III,
                              L.L.C., General Partner

                              by:__________________________
                              Name:
                              Managing Member

                              Address:

                              CHILD HEALTH INVESTMENT CORPORATION

                              by:_________________________
                              Name:
                              Title:

                              Address:



                              BESSEC VENTURES IV L.P.

                              by:_________________________
                              Name:
                              Title:

                              Address:



                              BESSEMER VENTURE PARTNERS IV, L.P.

                              by:_________________________
                              Name:
                              Title:

                              Address:



                              WILLIAM T. BURGIN

                              by:_________________________
                              Name:
                              Title:

                              Address:



                              NEIL H. BROWNSTEIN

                              by:_________________________
                              Name:
                              Title:

                              Address:

                              ROBERT H. BUESCHER

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              G. FELDA HARDYMON

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              CHRISTOPHER GABRIELI

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              DAVID J. COWAN

                              by:_________________________
                              Name:
                              Title:

                              Address:

                              BRUCE K. GRAHAM

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              GAUTAM A. PRAKASH

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              ROBI L. SONI

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              JOANNA A. STROBER

                              by:_________________________
                              Name:
                              Title:

                              Address:


                              CRAIGHILL CORPORATION

                              by:_________________________
                              Name:
                              Title:

                              Address:

                             RICHARD R. DAVIS

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             CONALY PARTNERS

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             LINDSAY 1994 FAMILY PARTNERSHIP, L.P.

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             JOHN G. MACDONALD

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             HOWARD S. MARKOWITZ

                             by:_________________________
                             Name:
                             Title:

                             Address:

                             EDWARD PARK

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             ROBERT J.S. RORISTON

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             STEVEN L. WILLIAMSON

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             WOODS 1994 FAMILY PARTNERSHIP, L.P.

                             by:_________________________
                             Name:
                             Title:

                             Address:


                             BVP IV SPECIAL SITUATIONS L.P.

                             by:_________________________
                             Name:
                             Title:

                             Address:

                             BESSEMER VENTURE INVESTORS L.P.

                             by:_________________________
                             Name:
                             Title:


                             Address:

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Zero Stage
                                                        Capital VI, L.P.

                                      Aggregate Purchase Amount: $1,000,000

by_________________________           by_______________________
      Scott S. Sheldon                      Name:
         President                          Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 10, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement') and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement'). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor" and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 10, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 10, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.


ACCESS Radiology Corporation          Name of Investor: S. Tyagi

                                      Aggregate Purchase Amount: $50,000.00

by_________________________           by_______________________
     Scott S. Sheldon                       Name:
        President                           Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: J. Andrew Bugas &
                                                        Maryann Horgan Bugas

                                      Aggregate Purchase Amount: $50,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
       President                           Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: David MacGregor Malcolm

                                      Aggregate Purchase Amount: $200,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
       President                           Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Steven Ezzes

                                      Aggregate Purchase Amount: $100,000

by_________________________           by_______________________
      Scott S. Sheldon                      Name:
      President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 10, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement') and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement'). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor" and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 10, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 10, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.


ACCESS Radiology Corporation          Name of Investor: Ian Hardington

                                      Aggregate Purchase Amount: $50,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Nimil R. Parakh

                                      Aggregate Purchase Amount: $220,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: David M. Feinman

                                      Aggregate Purchase Amount: $110,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Stefan M. Selig

                                      Aggregate Purchase Amount:

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Kim S. Fennebresque

                                      Aggregate Purchase Amount: $75,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Curtis R. Welling

                                      Aggregate Purchase Amount: $100,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Matthew J. Grayson

                                      Aggregate Purchase Amount: $100,000.00

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Eric Cohen

                                      Aggregate Purchase Amount: $50,000

by_________________________           by_______________________
     Scott S. Sheldon                      Name:
     President                             Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: Bradford C. Yates and
                                                        Sarah M. Yates as JTWROS

                                      Aggregate Purchase Amount: $100,000

by_________________________           by_______________________
     Scott S. Sheldon                       Name:
     President                              Title (if any):

                         ACCESS RADIOLOGY CORPORATION

                          COUNTERPART SIGNATURE PAGE

             SECURITIES PURCHASE AGREEMENT DATED JANUARY 20, 1999

                         REGISTRATION RIGHTS AGREEMENT

     By execution of this Signature Page dated as of May 17, 1999, the undersigned (the "Investor") agrees to purchase, and ACCESS Radiology Corporation (the "Company") agrees to sell to the Investor, a number of shares (the "Shares") of Series K Preferred Stock of the Company equal to the aggregate purchase amount set forth below, divided by $1.40 per Share, together with a Warrant to purchase a number of shares of Common Stock determined by multiplying the purchase amount by a fraction equal to 290/1500 (rounded down to the nearest whole share). The purchase and sale of the Shares and Warrant shall be on the terms set forth in the Securities Purchase Agreement dated January 20, 1999, as amended (the "Purchase Agreement") and the Registration Rights Agreement dated July 28, 1998 (the "Registration Rights Agreement"). Copies of each of the Purchase Agreement and the Registration Rights Agreement have been delivered to the undersigned. By execution of this counterpart signature page to the Purchase Agreement and the Registration Rights Agreement, the Investor will become a party to the Purchase Agreement and the Registration Rights Agreement and will be bound by all the terms thereof as an "Investor"and a "Holder" thereunder.

     The closing of the purchase and sale of the Shares and the Warrant hereunder shall take place at the offices of the Company on May 17, 1999 or such later date as shall be designated by the Company. At the closing, the Investor will deliver payment of the purchase price set forth below by check or wire transfer, and the Company shall deliver the Warrant and a certificate for the Shares. The Company shall have no obligation to proceed with the closing if this executed Counterpart Signature Page and payment in full of the purchase price of the Shares and the Warrant have not been received by the Company on or before May 17, 1999.

     Capitalized terms used in this instrument and not otherwise defined have the meanings set forth in the Purchase Agreement and the Registration Rights Agreement.

     IN WITNESS WHEREOF, the Investor and the Company have executed this Counterpart Signature Page as of the date set forth above.

ACCESS Radiology Corporation          Name of Investor: William B. Buchanan, Jr.

                                      Aggregate Purchase Amount: $20,000.00

by_________________________           by_______________________
     Scott S. Sheldon                       Name:
     President                              Title (if any):

                                   EXHIBIT A

BEDROCK CAPITAL PARTNERS I, L.P.                   $  233,189.60

VBW EMPLOYEE BEDROCK FUND, L.P.                    $    7,039.20

CREDIT SUISSE FIRST BOSTON BEDROCK FUND, L.P.      $    9,770.60

PACIFIC VENTURE GROUP, L.P.                        $     477,600

PVG ASSOCIATES, L.P.                               $      22,400

DELPHI VENTURES III, L.P.                          $  245,578.20

DELPHI BIOINVESTMENTS III, L.P.                    $    4,421.20

CHILD HEALTH CORPORATION OF AMERICA                $     250,000

BESSEC VENTURES IV L.P.                            $   89,314.40

BESSEMER VENTURE PARTNERS IV, L.P.                 $   90,798.40

WILLIAM T. BURGIN                                  $    1,719.20

NEILL H. BROWNSTEIN                                $    1,719.20

ROBERT H. BUESCHER                                 $    1,171.80

G. FELDA HARDYMON                                  $    1,563.80

CHRISTOPHER GABRIELI                               $    8,593.20

DAVID J. COWAN                                     $    6,249.60

BRUCE K. GRAHAM                                    $      344.40

GAUTAM A. PRAKASH                                  $    1,873.20

ROBI L. SONI                                       $      344.40

JOANNA A. STROBER                                  $      781.20

CRAIGHILL CORPORATION                              $         714

RICHARD R. DAVIS                                   $       1,904

CONALY PARTNERS                                    $       714

LINDSAY 1994 FAMILY PARTNERSHIP, L.P.              $  1,586.20

JOHN G. MACDONALD                                  $    571.20

HOWARD S. MARKOWITZ                                $    317.80

EDWARD PARK                                        $    793.80

ROBERT J.S. RORISTON                               $    634.20

STEVEN L. WILLIAMSON                               $    729.40

WOODS 1994 FAMILY PARTNERSHIP, L.P.                $   2076.20

BVP IV SPECIAL SITUATIONS L.P.                     $ 10,487.40

BESSEMER VENTURE INVESTORS L.P.                    $ 24,999.80

                                                                       EXHIBIT B

                          CERTIFICATE OF AMENDMENT TO

                         CERTIFICATE OF INCORPORATION

                        OF ACCESS RADIOLOGY CORPORATION

     ACCESS Radiology Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Company, acting by unanimous written consent dated January 15, 1999 in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware, duly adopted a resolution approving the amendments to the Company's Certificate of Incorporation set forth below.

     SECOND: That the amendments to the Company's Certificate of Incorporation set forth below have been authorized, in accordance with Section 242 of the General Corporation Law of the State of Delaware, by the vote of the holders of a majority of all outstanding shares entitled to vote on amendments to the Company's Certificate of Incorporation.

     THIRD: That the amendments to the Company's Certificate of Incorporation set forth below, insofar as they amend the terms of the Company's Series J Preferred Stock, have been authorized, in accordance with the Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware, by the written consent of the holders of at least two-thirds of the outstanding shares of Series J Preferred Stock.

     FOURTH: That the amendments to the Company's Certificate of Incorporation set forth below, insofar as they amend the terms of the Company's Series K Preferred Stock, have been authorized, in accordance with the Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware, by the written consent of the holders of at least two-thirds of the outstanding shares of Series K Preferred Stock.

     FIFTH: That the amendments to the Company's Certificate of Incorporation referred to above are as follows:

1. Section 1 of the Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of the Series K Preferred Stock (the "Series K Designation") is amended to read in its entirety as follows:

     "1.  Number of Shares.  The series of Preferred Stock designated and known
          ----------------
as "Series K Preferred Stock"   shall consist of 3,935,000 shares."


2. Section 4(d)(v) of the Series K Designation is amended to read in its entirety as follows:

     "(v) "Series K Original Issue Price" means, with respect to each share of Series K Preferred Stock, $1.40."

3. Section 5(j)(v) of the Series K Designation is amended to read in its entirety as follows:

     "(v) "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 5(j), whether or not subsequently reacquired or retired by the Company, other than (A) shares of Common Stock issued upon conversion of the Preferred Stock, (B) up to 2,850,000 shares (the "Cap") of the Company's Common Stock and/or options or other Common Stock purchase rights, and the Common Stock issued pursuant to such options or other rights (whether previously or hereafter issued and as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued to employees, officers, or directors of or consultants to the Company or any subsidiary pursuant to a stock option plan that is in effect on the Filing Date or that is approved unanimously by the Board of Directors after the Filing Date (the "Option Plan"), provided, however, that if any options or other rights to purchase Common Stock lapse unexercised, such options or rights will not be counted toward the Cap after such lapse; (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Filing Date;
(D) shares of Common Stock and/or warrants, options or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued after the Filing Date pursuant to any equipment leasing arrangement or debt financing approved by the Board of Directors; (E) shares of Common Stock and/or warrants issued or deemed to be issued pursuant to the Securities Purchase Agreement dated as of July 28, 1998 among the Company and the Investors named therein, as amended from time to time, and shares of Common Stock issuable upon the exercise of warrants issued or deemed to be issued pursuant to such Agreement; and (F) shares of Common Stock and/or warrants issued or deemed to be issued pursuant to the Securities Purchase Agreement dated as of January 20, 1999 among the Company and the Investors named therein, as amended from time to time, and shares of Common Stock issuable upon the exercise of warrants issued or deemed to be issued pursuant to such Agreement.

4. The first sentence of Section 4.3(f)(9)(D) of the Certificate of Incorporation relating to the Series J Preferred Stock is amended to read in its entirety as follows:

"(D) "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4.3(f)(9), whether or not subsequently reacquired or retired by the Company, other than (1) shares of Common Stock issued upon conversion of the Preferred Stock, (2) up to 2,850,000 shares (the "Cap") of the Company's Common Stock and/or options or other Common Stock purchase rights, and the Common Stock issued pursuant to such options or other rights (whether previously or hereafter issued and as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued to employees, officers, or directors of or consultants to the Company or any subsidiary pursuant to a stock option plan that is in effect onthe Original Issue Date or that is approved unanimously by the Board of Directors after the Original Issue Date (the "Option Plan"), provided, however, that if any options or other rights to purchase Common Stock lapse unexercised, such options or rights will not be counted toward the Cap after such lapse; (3) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date; (4) shares of Common Stock and/or warrants, options or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued after the Original Issue Date pursuant to any equipment leasing arrangement or debt financing approved by the Board of Directors; (5) shares of Common Stock and/or warrants issued or deemed to be issued pursuant to a Qualified Standby Financing, and shares of Common Stock issuable upon the exercise of warrants issued or deemed to be issued, pursuant to a Qualified Standby Financing; and (6) shares of Common Stock and/or warrants issued or deemed to be issued pursuant to the Securities Purchase Agreement dated as of January 20, 1999 among the Company and the Investors named therein, as amended from time to time, and shares of Common Stock issuable upon the exercise of warrants issued or deemed to be issued pursuant to such Agreement."

     IN WITNESS WHEREOF, ACCESS Radiology Corporation has caused this Certificate to be executed by Scott S. Sheldon, its President, and attested by Christine Chung, its Secretary, as of the 27th day of January, 1999.

                         ______________________
                         Scott S. Sheldon
                         President

ATTEST:

______________________
Christine Chung
Secretary

                                                                       EXHIBIT C


See Exhibit 10.19 filed with this Registration Statement.

                                                                       EXHIBIT D

                           SCHEDULE OF EXCEPTIONS TO

                         ACCESS RADIOLOGY CORPORATION

                         SECURITIES PURCHASE AGREEMENT


          Capitalized terms used herein and not otherwise defined have the meanings set forth in the Securities Purchase Agreement. Disclosure of any matter in any item of this Schedule is deemed to be disclosure of such matter for purposes of all items with respect to which such matter is required to be disclosed. Disclosure of any matter in this Schedule does not, by implication or otherwise, indicate that such matter is material.

          2.5(d) The Company has issued a certificate for five shares of Series C Preferred Stock to Joseph Tortorici, a holder who in fact subscribed and paid for four shares. The Company is in the process of contacting Mr. Tortorici to correct this error.

          2.5(e) Certain nominee holders of capital stock of the Company that is beneficially owned by persons resident outside of the United States have granted proxies to an individual representative for purposes of voting on matters submitted to shareholders.

2.7. Contracts:

1. Master Lease Agreement with LTI Ventures Leasing Corp.

2. Loan Agreement and Related Documentation with Fleet National Bank.

3. OEM Development Software Agreement with Mitra Imaging Incorporated.

4. Software Development and Licensing Agreement with AWARE, Inc.

5. Amended and Restated Reseller Agreement with ISG Technologies, Inc.

6. Lease Agreement with Hartwell Group LLC (principal office and manufacturing facility).

7. Master Sale and Service Agreement with GE Medical Systems.

8. Employment Agreement with Scott Sheldon.

9. Employment Agreement with Howard Pinsky.

10. Letter of Intent with Sterling Diagnostic Imaging, Inc.

11. Various confidentiality agreements with industry participants.

12. Stock option agreements with directors, employees and members of the Medical and Technical Advisory Board.

13. Contract Tariff with ATT.

14. Master Software Agreement with Astea International, Inc.

15. Investors Rights Agreement with holders of Series J Preferred Stock.

16. Series J Preferred Stock Purchase Agreement.

17. Equipment Purchase Contract with Lumisys, Inc.

18. Reseller Agreement with IMNET Systems, Inc.

19. Securities Purchase Agreement dated July 28, 1998 relating to Series K Preferred Stock and Warrants.

20. Registration Rights Agreement dated July 28, 1998.

21. Acquisition Agreement with Raytheon E-Systems, Inc. (E-Med Acquisition).

22. Lease Agreement with NWA Limited Partnership (principal facility of E-Med in San Antonio, Texas).

23. Lease Agreement with Commercial Realty Trust of Burlington (E-Med/MegaScan facility in Billerica, MA).

24. License Agreement between Raytheon E-Systems, Inc. and MITRA Imaging, Incorporated (acquired in E-Med transaction).


2.8. Mr. Gary Sadow, a member of the Company's Medical and Technical Advisory Board to whom stock options have been granted, is an officer of Sterling Diagnostic Imaging, Inc. ("Sterling"). ACCESS and Sterling have entered into a letter of intent regarding the resale by Sterling of ACCESS products. Mr. Sadow participated in the negotiation of this letter of intent and is expected to participate in the negotiation of definitive contractual documentation.

2.11. Compliance with Instruments.
      ---------------------------

1. ACCESS is not in compliance with the covenants contained in its loan agreement with Fleet Bank. Fleet Bank has, however, continued to advance funds to ACCESS under the loan agreement and has orally promised to commence documentation of an amended facility, to be effective upon the closing of $4.5 million in additional equity financing (inclusive of that contemplated by this Securities Purchase Agreement and the Securities Purchase Agreement dated as of July 28, 1998 among the Company and the Investors parties thereto).

2. Most if not all of the customer contracts acquired in the E-Med transaction provide that they may not be assigned without the consent of the customer. ACCESS has not obtained any such consents. These contracts may therefore have been breached.

3. The lease of the principal E-Med facility in San Antonio, Texas, expired on December 31, 1998, and ACCESS is now holding over in the space. ACCESS is negotiating a lease for new space for occupancy on February 1, 1999. Based on conversations with the landlord under the expired lease, ACCESS expects that the landlord will not take legal action if ACCESS vacates by February 1.

4. The lease of the MegaScan facility in Billerica Mass. (acquired in the E-Med acquisition) states that it may not be assigned without the landlord's consent. ACCESS has not obtained this consent and therefore is in breach of this lease. ACCESS anticipates opening discussions with the landlord promptly.

2.12. Litigation.
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                                      -2-

American Telemedicine International/ Massachusetts General Hospital. ACCESS
-------------------------------------------------------------------
received a letter dated June 19, 1996 from counsel to American Telemedicine International ("ATI"), written on behalf of ATI and Massachusetts General Hospital ("MGH"). This letter states that ATI is "associated...through merger" with RSTAR, Inc. ("RSTAR"), which is a former employer of Howard Pinsky, an executive of ACCESS. The June 19th letter asserts that U.S. Patent No. 5,469,353, issued to Mr. Pinsky and others and assigned to ACCESS, is derived from proprietary information and trade secrets of MGH and RSTAR, has been improperly assigned, and is currently unenforceable due to incorrect ownership. The letter demands assignment of the patent to ATI and the addition of a current ATI employee as an inventor. The June 19th letter asserts that Mr. Pinsky had misappropriated proprietary information and trade secrets relevant to the patent which were provided to him while working for RSTAR. Counsel to ATI also made claims against Mr. Pinsky in a separate letter addressed to Mr. Pinsky personally. ACCESS has agreed to indemnify Mr. Pinsky against claims made against him in connection with this dispute.

     The June 19th letter contained an offer to make documentation supporting the claims of RSTAR and MGH available to ACCESS. In a responsive letter dated July 3, 1996, patent counsel to ACCESS (Lahive & Cockfield) stated that a preliminary investigation indicated that the assertions of the June 19th letter were incorrect, and requested copies of the offered documentation. In a subsequent letter dated July 31, counsel to ATI stated that delivery of such documentation would be conditioned on execution by ACCESS of an enclosed "Confidential Disclosure Agreement", the terms of which are unacceptable to ACCESS. The July 31 letter also requested that ATI receive documentation relevant to the patent from ACCESS. In a further response dated August 21, counsel to ACCESS stated that the agreement proposed by ATI was not acceptable, that in any event no confidentiality agreement should be required for disclosure of material now included in an issued patent, and that ACCESS was not prepared to deliver any material to ATI prior to receiving some substantiation of ATI's claims. The August 21 letter further stated the belief of ACCESS that the claims of ATI and MGH are without merit.

     Subsequent to August 21, 1996, counsel to ACCESS and counsel to ATI exchanged further letters and telephone calls regarding the terms on which ATI would be willing to make material supporting ATI's claims available to ACCESS. No resolution to this matter was reached, and ATI and its counsel have not communicated with ACCESS or its counsel since December 19, 1996, the date of the last letter that counsel to ACCESS sent to counsel to ATI on this matter.

     ACCESS believes that the claims of ATI and MGH are without merit and intends to contest them vigorously.

     White v ACCESS Radiology Corporation and David Tomczak.  This is a
     ------------------------------------------------------
wrongful termination lawsuit filed by a former support engineer who was terminated after working at ACCESS for approximately one month. The complaint seeks damages of $65,000 and alleges breach of what Mr. White claims was an employment contract, breach of an implied covenant of good faith, and various related causes of action. ACCESS believes that this action is without merit and is contesting the matter vigorously through its counsel, Ropes & Gray. ACCESS has filed an answer to the complaint and discovery has begun. ACCESS expects to file a motion for summary judgment during the first half of 1999.

     Mohen v. E-Systems Medical Electronics, Inc., et a l. Liability for this
     ----------------------------------------------------
lawsuit was expressly assumed by ACCESS as part of the E-Med acquisition. The complaint alleges that unpaid commissions of approximately $60,000 are due to Mr. Mohen for sales of E-Med equipment procured by him. Raytheon E-Systems took the position that, because the equipment in question was shipped and paid for after the termination of Mr. Mohen's employment, no commissions were due under the terms of Mr. Mohen's contract. Discovery is substantially complete and a pre-trial conference has been scheduled for March of 1999.

     ACCESS has reviewed the matter and believes that valid defenses to Mr. Mohen's claims may exist. However, trial of the matter would involve substantial risk and expense, particularly because none of the parties or witnesses involved are now employed by ACCESS. ACCESS is therefore actively seeking to settle this matter.

ACCESS has made an offer of $30,000 to Mr. Mohen, who has countered with a demand for $45,000. ACCESS believes that the matter will be settled for an amount within this range.

     2.16. Reference is made to the matters disclosed in items 2.7 and 2.12.

2.17 (a). The Company is currently experiencing losses on a cash basis of approximately $300,000 per month. Reference is made to all other matters disclosed in item 2.11.

2.17 (c). Three Arch Bay Health Sciences Fund ("Three Arch Bay") has informed the Company that it is unable at this time to fulfill its commitment to purchase $500,000 of Series K Preferred Stock of the Company under the Securities Purchase Agreement dated July 28, 1998. The Company has agreed to amend the Securities Purchase Agreement to permit the closing of this purchase to be delayed until March 31, 1999. Three Arch Bay has agreed to make certain payments to the Company under this amendment. If the Three Arch Bay purchase is not consummated by March 31, 1999, the amendment provides that Three Arch Bay's unsatisfied commitment will lapse, and that warrants issued to Three Arch Bay in respect of the unsatisfied commitment will become void. Should this occur, the Company would seek alternative purchasers for the Series K Preferred Stock subject to Three Arch Bay's commitment and not purchased by Three Arch Bay.

     2.18. Reference is made to Item 2.7. The Company licenses various generally commercially available software from vendors (for example, Microsoft) under standard terms of such vendors.

     2.19. Reference is made to Item 2.7.

     2.20. ACCESS believes that it is late in filing some of its state sales tax returns. ACCESS does not believe that this will have a Material Adverse Effect. The Commonwealth of Massachusetts has audited ACCESS's Massachusetts sales tax returns through 1997 and has assessed additional sales tax as a result of this audit. ACCESS is contesting the amount of this assessment.

                                      -4-